KENILWORTH FUND, INC.
                           21 S. Clark Street
                               Suite 2594
                          Chicago, IL  60603

                            SEMI-ANNUAL REPORT
                               June 30, 2000
                                (Unaudited)

                           Advisor's Perspective
                               June 30, 2000
                             DJIA: 10,447.89
                              S&P:  1,454.60

The NAV of the Kenilworth Fund, Inc. closed at $32.99 on June 30, 2000. The Fund registered a gain of 20.18% for the first six months of the year. All major equity averages declined, such as DJIA (-8.48%), S&P 500 (-.42%) and the technology dominant Nasdaq (-2.50%). During the second quarter, our gain was 4.62% which contrasts with the decline of -(3.99%) for the DJIA, and (-2.66%) for the S&P 500. Very few funds were up during this quarter. This was the quarter that reacted very negatively to the 50 basis points rise in interest rates by the Federal Reserve. The Nasdaq average declined by over 36% from its high of around 5,000 to around 3,200. All the speculative bubble of the last two years in the dot-com world was punctured. The old economy stocks in the financial, industrial and cyclical sectors had already sold off to more reasonable levels since the tightening by the Federal Reserve began in June of 1999.

Year-to-date, and in the last quarter, the best performing sectors were health care, energy and utilities. However, four of the five best performing companies in the S&P 500 Index were technology companies all of which we do have in our portfolio: namely Intel, Cisco Systems, Oracle and Nortel Networks. It may be of interest for you to know how our largest five stock holdings comprising 42.22% of the total net assets performed during the six months and the contributions they made to our Fund's spectacular 20.18% total return:


                     YTD Price     % of Total   % Contribution to
                    Return (%)           Fund        Total Return

Intel                     62.4          13.92                8.68
ADC Telecommunications   103.6          10.48               10.86
Hewlett Packard           44.4           6.47                2.87
Applied Materials         43.1           5.66                2.44
Oracle                    50.0           5.68                2.84
                                       42.22%              27.69%

Some other smaller holdings in the Fund in terms of net assets that registered sharp gains in the first six months were:
Corning (+65.4%),  Nortel (+38.6%), Cisco (+18.7%), and
American International Group (+8.7%). However, our largest losers were also in technology as well as some financials:
Intuit (-30.97%), Lucent Technologies (-21.0%), General Motors (-20.0%), Texas Instruments (-17.0%), Freddie Mac (-13.9%),
Bristol-Myers (-9.3%) and Associates First Capital (-3.1%).

In our Perspectives early this year, we had warned that the Federal Reserve will drain the excess liquidity they pumped into the economic system during the last quarter of 1999, due to their excessive fears of Y2K uncertainties. There is evidence that the cooling in the economy that started this Spring, continued into June with the manufacturing sector showing signs of a sustained slowdown. The June employment figure, slowing retail sales, along with a slowdown in the housing sector (the sector that is most sensitive to interest rate rise) may have slowed the real growth rate in the just ended second quarter to 4%, from the torrid 5.5% of the first quarter. The operating profits of all companies in the S&P 500 Index are expected to be up 19% in the second quarter from the 23.6% in the first quarter.

We agree with the consensus that during the 3rd and 4th quarters there will be a further deceleration to 18% and 16%, respectively. Despite this deceleration, these quarterly earnings are very robust, justifying the current levels of major stock indices.

As for the balance of the year, we believe that the Federal Reserve may raise interest rates only modestly and only in August. That rise has been already discounted by the market and thus we hope to end this year, (despite occasional sell-offs in August-September, and high volatility), with attractive double-digit returns for the sixth year in a row.

Miscellaneous Fund Highlights:
Nothing is more gratifying to us than the kind words from a very pleased shareholder, M.C. from Texas, who said that, "your performance has been outstanding and you do add real value to shareholders". That may be why we have added more new shareholders this year than all of last (including the Adviser's two grandchildren born on May 3, 2000). That and our spectacular performance year-to-date has gotten our asset base to almost $20 million from $15.7 million at year end. Remember $25 million will get us Nasdaq membership and daily listing in all the newspapers. Hence, please add to your holdings and urge your friends to join us in this mutually beneficial enterprise.

                           KENILWORTH FUND, INC.
                           FINANCIAL HIGHLIGHTS




                                   (Unaudited)
                              Six Months Ended     Year Ended
                                      June 30,   December 31,
                                             2000           1999



Selected Per-Share Data


 Net Asset Value, beginning of period. . . .$27.45         $21.91


 Income from Investment Operations
      Net Investment Loss. . . . . . . . . .(0.10)         (0.12)


  Net Realized and Unrealized
           Gain on Investments . . . . . . . .5.64           6.02


            Total. . . . . . . . . . . . . . .5.54           5.90



  Less Distributions
      From Net Investment Income . . . . . . .0.00           0.00


      From Net Realized Gains. . . . . . . . .0.00           0.36

                                   Total. . . 0.00           0.36



 Net Asset Value, end of period. . . . . . .$32.99         $27.45



Total Return . . . . . . . . . . . . . . . .20.18%         26.95%



Ratios and Supplemental Data
 Net Assets, end of period (in thousands). $19,209        $15,666


 Ratio of Net Expenses to Average Net Assets 0.67%          1.41%


 Ratio of Net Investment Income to
    Average Net Assets. . ..................(0.34%)       (0.52%)


 Portfolio Turnover Rate . . . . . . . . . .22.86%         38.29%



   The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                          STATEMENT  OF NET ASSETS
                                June 30, 2000
                                 (Unaudited)

                                              Market
COMMON STOCKS     98.79%a        Shares        Value      Percent

Autos               3.13%
    General Motors                6,769      392,602      2.04
    General Motors Class H        2,376      208,494      1.09

Banks               3.95%
    Citigroup, Inc.               9,500      572,375      2.98
    Wells Fargo & Co.             4,800      186,000      0.97

Computer-Semiconductor 24.81%
    Intel Corp.                  20,000    2,673,740     13.92
    Applied Materials, Inc.*     12,000    1,087,500      5.66
    International Business Machines7,300     799,802      4.16
    Texas Instruments              3,000     205,500      1.07

Computer Software   11.34%
    Adaptec, Inc.*                 6,000     136,500      0.71
    Oracle Systems, Inc.*         13,000   1,092,806      5.69
    Intuit, Inc.*                 12,500     517,188      2.69
    Cisco Systems*                 6,800     432,222      2.25

Computer Systems    13.03%
    Hewlett-Packard               10,000   1,243,750      6.47
    EMC Corporation                9,000     685,125      3.57
    Segate Technology              3,000     165,000      0.86
    Agilent Technologies           5,500     409,750      2.13

Drugs               8.30%
    Merck & Co.                   8,000      607,000      3.16
    Bristol-Myers Squibb          9,000      524,250      2.73
    Pfizer, Inc.                  8,125      386,953      2.01
    Schering-Plough               1,500       75,937      0.40

Electrical Equipment  5.38%
    General Electric             19,500    1,033,500      5.38

                            KENILWORTH  FUND, INC.
                           STATEMENT OF NET ASSETS
                                June 30, 2000
                                 (Unaudited)

                                              Market
COMMON STOCKS                    Shares        Value      Percent

Finance         7.23%
    Federal National Mortgage      7,500       391,403       2.04
    Federal Home Loan Mortgage    18,000       729,000       3.80
    Associates First Capital Corp.12,000       267,744       1.39

Insurance       3.98%
    American International Group   6,500       763,750       3.98


Telecommunications   15.79%
    ADC Telecommunication*        24,000     2,013,000      10.48
    Corning, Inc.                  2,500       673,750       3.51
    Nortel Networks                5,000       346,250       1.80

Utilities-Telephone      1.85%
    Lucent Technologies            6,000       355,500       1.85

  Total Investments                         18,976,391
       (Cost $7,553,922)

CASH AND RECEIVABLES
NET OF LIABILITIES       1.21%                 232,373

TOTAL NET ASSETS       100.00%             $19,208,764

NET ASSET VALUE PER SHARE                     $32.99
       (based on 582,326.859 shares of capital stock outstanding)

       a Percentages for various classifications relate to total net assets.
       *Non-income producing security.


  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS
                                 (Unaudited)




                                            Six Months Ended
   INVESTMENT INCOME                            June 30, 2000

 INCOME:
        Dividends                                     $50,018
        Interest                                        6,839
            Total Income                               56,857

 EXPENSES:
        Investment Advisory Fees                       86,913
        Administrative and Management Fees             20,000
        Registration Fees                               1,528
        Auditing                                        3,208
        Insurance and Other Expenses                    5,222
            Total Expenses                            116,871

     NET INVESTMENT LOSS:                             (60,014)



   NET REALIZED GAIN ON INVESTMENTS                    642,465



   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                               2,600,665



   NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                               3,243,130



   NET INCREASE IN NET ASSETS FROM OPERATIONS       $3,183,116












  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                    STATEMENTS  OF CHANGES  IN NET ASSETS




                                     (Unaudited)
                               Six Months Ended        Year Ended

                                  June 30, 2000 December 31, 1999
OPERATIONS:

        Net Investment Loss             ($60,014)       ($67,860)

        Net Realized Gain (Loss)
          on Investments                 642,465          264,929
        Net Increase in Unrealized
          Appreciation on Investments  2,600,665        3,124,150
    Increase in Net Assets
          from Operations              3,183,116        3,321,219


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from Net Investment Income   ---              ---
 Distributions from Net Realized Gains
         on Investments                     ---         (206,564)
     Decrease in Net Assets resulting
         from Distributions                 ---         (206,564)


CAPITAL SHARE TRANSACTIONS:

 Proceeds From Shares Issued
(714 and 15,745 shares, respectively)    380,753         365,475
 Cost of Shares Redeemed
(10,901 and 6,466 shares, respectively)  (20,801)       (146,765)
 Reinvested Dividends
(0 and 5,612 shares, respectively)            ---        154,056
     Increase in Net Assets from
      Capital Share Transactions           359,952       372,766

       Total Increase in Net Assets      3,543,068     3,487,421


NET ASSETS AT BEGINNING OF YEAR
  (570,712 and 555,821 shares outstanding, respectively)
                                        15,665,696    12,178,275
NET ASSETS AT END OF PERIOD
  (582,327 and 570,712 shares outstanding, respectively)
                                       $19,208,764    $15,665,696

    The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                                June 30, 2000
                                 (Unaudited)

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the period ended June 30, 2000, purchases and sales of investment securities were $4,998,185 and $3,987,177 respectively.
    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.
    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    d. As of June 30, 2000 there were 10,000,000 shares of capital stock authorized.
    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $40,000 per year payable on a yearly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3. Aggregate Net Unrealized Appreciation as of June 30, 2000 consisted of the following:
        Aggregate gross unrealized appreciation:    $11,566,498
        Aggregate gross unrealized deprecation:        (144,030)
        Net unrealized appreciation:                $11,422,468

                            KENILWORTH  FUND, INC.
                           One First National Plaza
                                  Suite 2594
                           Chicago, Illinois  60603
                                (312)236-5388

                        SEMI-ANNUAL REPORT-SUPPLEMENT
                                June 30, 2000

             RULE 30d-1(b) REPORT ON ANNUAL SHAREHOLDERS MEETING

Pursuant to Rule 30d-1(b) of the Investment Company Act of 1940, the Kenilworth Fund, Inc., is required to report on the matters voted upon at the Fund's annual shareholder meeting.

This year's annual meeting occurred on Friday, March 10, 2000 at Maggiano's Little Italy. A brief description of the matters voted upon, the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are listed below. The total number of shares eligible to be voted were 572,234.

1. The election of the following five directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified:

Name of
Director                           Broker    Shareholder
For  Against Withheld Abstentions  Non-Votes Non-Votes  Percent

Mohini C. Pai  392,232       0   0  0  0    180,002     68.54%

B. Padmanabha Pai  392,232   0   0  0  0    180,002     68.54%

Savitri P. Pai     392,232   0   0  0  0    180,002     68.54%

Kirtna Pai         392,232   0   0  0  0    180,002     68.54%

Larry A. Sjaastad  392,232   0   0  0  0    180,002     68.54%


2. The ratification or rejection of the selection of Grant Thornton LLP. as the independent public accountants to audit and certify financial statements for the fiscal year ending December 31, 2000:

Selection of
Grant Thornton LLP
                                    Broker    Shareholder
For  Against  Withheld Abstentions  Non-Votes Non-Votes Percent

392,232   0   0        0             0         180,002   68.54%

3. The ratification or rejection of the selection of The Aurelius Group. P.C., as the independent public accountant to conduct surprise custodial audits of the Fund's securities and similar investments for the Fund's fiscal year ending December 31, 2000:

Selection of
The Aurelius Group. P.C.

                                    Broker    Shareholder
For  Against  Withheld  Abstentions Non-Votes Non-Votes  Percent
392,232        0         0        0         0 180,002     68.54%


Respectfully Submitted,
Savitri P. Pai
Secretary/Treasurer